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                                                                    EXHIBIT 32.2

                                  CALTON, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the annual report of Calton, Inc. (the "Company") on Form 10-KSB for the fiscal year ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vicky
F. Savage, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 14, 2007                 By: /s/ Vicky F. Savage
                                          --------------------------------------
                                          Vicky F. Savage
                                          ACTING CHIEF FINANCIAL OFFICER
                                          (PRINCIPAL FINANCIAL AND ACCOUNTING
                                          OFFICER)